J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-MAR7
Commercial Mortgage Pass-Through Certificates, Series 2015-MAR7

Report To:
J.P. Morgan Chase Commercial Mortgage Securities Corp.
JPMorgan Chase Bank, National Association
J.P. Morgan Securities LLC
Drexel Hamilton, LLC

25 June 2015

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp.
JPMorgan Chase Bank, National Association
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Drexel Hamilton, LLC
77 Water Street
New York, New York 10005

Re:	J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-MAR7 Commercial Mortgage Pass-Through Certificates, Series 2015-MAR7 (the “Certificates”)

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined in Attachment A) that secures the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report to you dated 16 June 2015 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Mortgage Loan.

The procedures we performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with the information described in the Loan File to Data File Comparison AUP Report and the additional information described below:

a.	An electronic data file (the “Updated Final Client Data File”) containing information on the Mortgage Loan, Mezzanine Loan (as defined in Attachment A), Properties (as defined in Attachment A), the Total Debt associated with the Mortgage Loan (as defined in Attachment A) and the Total Debt associated with each Property (as defined in Attachment A) as of 1 July 2015 (the “Revised Cut-off Date”) and
b.	A list of characteristics on the Updated Final Client Data File (the “Cut-off Date Impacted Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate (as described in Attachment A).

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The procedures in Attachment A were limited to a comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Updated Final Client Data File and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further procedures than those (a) described in the Loan File to Data File Comparison AUP Report and (b) described in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Final Client Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents (as defined in the Loan File to Data File Comparison AUP Report) or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates that are secured by the Mortgage Loan will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

25 June 2015

Exhibit 1 to Attachment A Page 1 of 2

Background

For the purpose of the procedures described in this Attachment A, the Depositor indicated that:

a.	The Certificates will represent interests in J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-MAR7 (the “Issuing Entity”) that will be established by the Depositor,
b.	The assets of the Issuing Entity will consist primarily of a promissory note issued by seven special purpose entities (collectively, the “Borrowers”) evidencing a fixed rate loan (the “Mortgage Loan”),
c.	The Mortgage Loan is secured by, among other things, cross-collateralized and cross-defaulted first mortgage or deed of trust liens on the Borrowers’ fee and the operating lessees’ leasehold interests in seven full service hotel properties (collectively, the “Properties”) and
d.	The Mortgage Loan has a related mezzanine loan (the “Mezzanine Loan”), which is not an asset of the Issuing Entity.

For the purpose of the procedures described in this report, the Mortgage Loan, together with the Mezzanine Loan, is hereinafter referred to as the “Total Debt associated with the Mortgage Loan” (or with respect to each Property, is hereinafter referred to as the “Total Debt associated with each Property”).

Procedures we performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	Using:
a.	Information on the Final Data File (as defined in the Loan File to Data File Comparison AUP Report) and
b.	The applicable instructions, assumptions and methodologies described in Items 4., 8. through 14., 16. and 17. of the Loan File to Data File Comparison AUP Report,

the Depositor instructed us to recalculate the:

i.	Seasoning,
ii.	Remaining Mortgage Loan Term to Maturity,
iii.	Remaining Mezz Loan Term to Maturity,
iv.	Remaining Mortgage Loan Amortization Term,
v.	Remaining Mezz Loan Amortization Term,
vi.	Cut-Off Date Allocated Loan Amount ($),
vii.	Current Allocated Mezzanine Loan Balance,
viii.	Percentage of Cut-off Date Allocated Loan Amount,
ix.	Current Allocated Total Debt Balance,
x.	Current Mortgage Loan LTV,
xi.	Mortgage Loan NOI DY,
xii.	Mortgage Loan NCF DY,
xiii.	Cut-off Date Allocated Loan Amount per Room ($),
xiv.	Current Total Debt LTV,
xv.	Total Debt NOI DY,
xvi.	Total Debt NCF DY and
xvii.	Total Debt per Unit

characteristics for the Mortgage Loan, Mezzanine Loan, the Total Debt associated with the Mortgage Loan and each Property, as applicable. As instructed by the Depositor, we updated the Final Data File with the recalculated information described in i. through xvii. above. The Final Data File, as updated, is hereinafter referred to as the “Updated Final Data File.”

2.	Using information on the:
a.	Updated Final Data File and
b.	Updated Final Client Data File,

Exhibit 1 to Attachment A Page 2 of 2

we compared each:

i.	Compared Characteristic (as defined in the Loan File to Data File Comparison AUP Report),
ii.	Cut-off Date Impacted Recalculated Characteristic listed in Item 1. above,
iii.	Recalculated Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not a Cut-off Date Impacted Recalculated Characteristic and
iv.	Provided Characteristic (as defined in the Loan File to Data File Comparison AUP Report),

all as shown on the Updated Final Data File, to the corresponding information on the Updated Final Client Data File and found such information to be in agreement.